LONG-TERM DEBT	6 Months Ended
Jun. 30, 2016
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT

4. LONG-TERM DEBT

On October 26, 2012, the Company entered into a $430 million revolving credit facility with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the “Credit Facility”). Effective January 2016 the Company and the lenders agreed to increase the facility to $500 million and to extend its maturity to December 2020. Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin and the Company pays a commitment fee, which is a percentage of the applicable margin, on any undrawn amounts. There are no mandatory repayments of principal during the term of the Credit Facility.

In connection with the expansion of the Credit Facility in 2015 the Company incurred $4.6 million in deferred financing costs.

Borrowings under the Credit Facility are secured by first priority mortgages over the Company’s vessels and assignments of earnings and insurance. Under the Credit Facility; the Company is subject to certain covenants requiring among other things the maintenance of (i) a minimum amount of equity (ii) a minimum equity ratio, (iii) a minimum level of liquidity (iv) a positive working capital (v) a minimum market capitalization and (vi) a minimum market capitalization to total assets ratio. The Credit Facility also includes customary events of default including non-payment, breach of covenants, insolvency, cross default and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy as long as it is not in default under the Credit Facility.

The Company had $385.0 million and $330.0 million outstanding as of June 30, 2016 and December 31, 2015, respectively. Presented Long-term Debt in the Condensed Consolidated Balance Sheets of $380.2 million and $324.6 million as of June 30, 2016 and December 31, 2015, respectively, is net of unamortized deferred financing costs. The Company was in compliance with its loan covenants under the Credit Facility as of June 30, 2016 and December 31, 2015.

The estimated fair value for the long term debt is considered to be approximately equal to the carrying value since it bears a variable interest rate.